                                                                    EXHIBIT 10.7



               CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

This CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT (the "Master Agreement") is entered into as of this ,30th day of June, 1997, between CSG Systems, Inc., a Delaware corporation with offices at 2525 North 117th Avenue, Omaha, Nebraska 68 ! 64 CCSG"), and TVN Entertainment Corporation, a Delaware corporation with offices at 2901 West Alameda Avenue, 7th Floor, Burbank, California 91505, (the "Customer"). CSG and Customer agree as follows:

Subject to the terms and conditions of this Master Agreement, Customer hereby agrees to purchase and/or license from CSG its subscriber management system solution utilizing the CSG services and products which are identified, provided and/or licensed as set forth in the attached Schedules which are hereby incorporated into and made a part of this Master Agreement by this reference, including, but not necessarily limited to:


        .  Schedule A - CSG's CCS system for subscriber video billing management
           ----------
(the "CCS Services").

        .  Schedule B - CSG technical and consulting services (the "Technical
           ----------
Services").

        .  Schedule C - CSG's, CSG Vantage/TM, /ACSR/TM, /Computer Based
           ----------
Training and ACSR AOI add-on products (the "CCS Products").

        .  Schedule G - CSG's Print and Mail services (the "Print and Mail
           ----------
Services").


The CCS Services, the Technical Services, the Print and Mail Services, and any other CSG service subsequently provided in an executed Schedule attached to this Master Agreement are collectively referred to in this Master Agreement as the "Services". CSG's CSG Vantage/TM, /ACSR/TM, /Computer Based Training and ACSR AOI add-on products, and any other CSG product subsequently licensed to Customer in an executed Schedule attached to this Master Agreement are collectively referred to in this Master Agreement as the "Products".

                          GENERAL TERMS AND CONDITIONS

1. FEES AND EXPENSES. The Products and Services will be provided by CSG for the fees set forth on Schedule F. Customer shall also reimburse CSG for reasonable
                  ----------
out-of-pocket expenses, including Customer approved travel and travel-related expenses that are consistent with CSG's standard travel reimbursement policies, incurred by CSG in connection with CSG's performance of its obligations under this Master Agreement.

2. INVOICES. Unless otherwise provided herein, Customer shall pay amounts due hereunder within thirty (30) days after receipt of invoice therefor. Any amount not paid when due shall thereafter bear interest until paid at a rate equal to the lesser of one and one-half percent (1 1/2%) per month or the maximum rate allowed by applicable law.

3. TAXES. All amounts payable by Customer to CSG under this Master Agreement are exclusive of any applicable value added, use, sales, service, property or other taxes, tariffs or contributions that may be assessable in connection with this Agreement. Customer will pay any applicable value added, use, sales, service, property or other taxes, tariffs or contributions, in addition to the amount due and payable. Customer will promptly furnish CSG with the official receipt of payment of these taxes to the appropriate taxing authority.

4. ADJUSTMENT TO FEES. For all products and services purchased initially under this Agreement, CSG shall not adjust any of the fees specified in Schedule F or
                                                                  -----------
otherwise specified in Schedules hereto prior to the first anniversary date of the Effective Date (as defined below in Section 16). Thereafter, CSG may from time to time by giving Customer at least thirty (30) days prior written notice thereof, adjust any or all such fees; provided, however, that the amount of all such increases during any 12-month period shall not on the average exceed six percent (6%) or 100 percent of the percentage increase in the Consumer Price Index, Urban Consumers, All Cities Averaged 1982-84 Equals 100, during the prior calendar year as published by the U.S. Department of Labor or any successor index, whichever is greater.

5. SHIPMENT. CSG will ship the Products, any Incorporated Third Party Sol, rare, and any other third party software from its distribution center, subject to delays beyond CSG's control. CSG will select the method of shipment via tape or by electronic file transfer for Customer's account. The license granted for the Products as set forth in the Schedule(s) commences upon CSG's delivery of the Products to the carrier for shipment to Customer. Upon timely notice by Customer to CSG, CSG will promptly replace, at CSG's expense, any Products that are lost or damaged while in route to Customer.

6. EQUIPMENT PURCHASE. Customer is fully responsible for obtaining and installing all computer hardware, software, peripherals and necessary communications facilities, including, but not limited to printers, servers, power supply, workstations, printers, concentrators, communications equipment, and routers (the "Required Equipment") that are necessary at Customer's place of business in order for Customer to utilize the Services and the Products as defined in this Master Agreement. Customer shall bear responsibility for the Required Equipment, including, but not limited to, the costs of procuring, installing, operating and maintaining such Required



CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

Equipment. At Customer's request and subject to the terms and conditions of Schedule B, CSG will consult with, assist and advise Customer regarding
----------
Customer's discharge of its responsibilities with respect to the Required Equipment, and CSG will obtain for Customer any Required Equipment at CSG's then-current prices and on terms and conditions set forth in a separately executed purchase agreement.

7. PRODUCTS WARRANTIES AND REMEDIES.
(a) Limited Warranty. Except as provided in Section 9 and 10, CSG warrants that
    ----------------
(i) the Products will conform to CSG's published specifications in effect on the date of delivery and (ii) the Products will perform in a certified "Designated Environment" (as defined in the applicable Schedules, attached hereto)
                                           ---------
substantially as described in the accompanying Documentation for a period of ninety (90) days after the date of delivery (the "Warranty Period"). Notwithstanding the foregoing, if Customer modifies VantagePoint by altering any of the source code provided by CSG, this limited warranty will be void as it relates to VantagePoint. Except as set forth in Schedule H, CSG provides all
                                                ----------
third party software, including the "Incorporated Third Party Software" (as defined below in Section 8), AS IS. Customer acknowledges that (i) the Products and the Incorporated Third Party Software may not satisfy all of Customer's requirements and (ii) the use of the Products and the Incorporated Third Party Software may not be uninterrupted or error-free. Customer further acknowledges that (i) the fees set forth in Schedule F and other charges contemplated under
                               ----------
this Master Agreement are based on the limited warranty, disclaimers and limitation of liability specified in this Section and Sections 9, 10, 13, 14, and 15 and (ii) such charges would be substantially higher if any of these provisions were unenforceable.

(b) Remedies. In case of breach of warranty or any other duty related to the
    --------
quality of the Products, CSG or its representative will correct or replace any defective Product or, if not practicable, CSG will accept the return of the defective Product and refund to Customer (i) the amount actually paid to CSG allocable to the defective Product, and (ii) a pro rata share of the maintenance fees that Customer actually paid to CSG for the period that such Product was not usable. Customer acknowledges that this Subsection 7(b) sets forth Customer's exclusive remedy, and CSG's exclusive liability, for any breach of warranty or other duty related to the quality of the Products. THE REMEDIES SET FORTH IN THIS PARAGRAPH ARE SUBJECT TO THE "LIMITATION OF REMEDIES" SET FORTH BELOW IN
SECTION 14.

8. INCORPORATED THIRD PARTY SOFTWARE OR THIRD PARTY RIGHTS. Customer acknowledges that the Products incorporate certain third party computer programs and documentation (the "Incorporated Third Party Software") and/or the Products are licensed and the Services are offered under certain third party patent, copyright or other rights (the "Third Party Rights"), which are subject to the additional or alternative terms and conditions set forth in Schedule H, as
                                                            ----------
applicable (the "Incorporated Licenses"). In case of any conflict between this Master Agreement and the Incorporated Licenses, the terms of the Incorporated Licenses will prevail with respect to the Incorporated Third Party Software or the Third Party Right. Customer will be responsible for paying any fees for the Incorporated Third Party Software that may be due in connection with this Master Agreement. CSG will be responsible for paying any fees for the Third Party Rights that may be due in connection with this Master Agreement. Customer will execute the additional documents that such vendors may require to enable CSG to deliver the Incorporated Third Party Software to Customer. Except as otherwise provided in Schedule H, CSG makes no warranty and provides no indemnity with
            ----------
respect to the Incorporated Third Party Soitware or the Third Party Rights.

9. OTHER THIRD PARTY SOFTWARE. Customer acknowledges that CSG will deliver the System together with certain third party software other than Incorporated Third Party Software, and that Customer's rights and obligations with respect to such other third party software are subject to the license terms accompanying the specific item of third party software. CSG is not a party to any license between Customer and any licensor of such third party software, and CSG makes no warranty and provides no indemnity with respect thereto.

10. TECHNICAL SERVICES WARRANTY. CSG represents and warrants that (i) CSG will perform the Technical Services in a good workmanlike manner and (ii) the Deliverables as defined in Schedule B will substantially conform to the
                           ----------
applicable specifications set forth in any executed Statement of Work attached to Schedule B for a period of ninety days aider the date of completion of the
   ----------
Deliverables as set forth on the applicable Statement of Work. In case of breach of this Technical Services' warranty or any other legal duty to Customer for the Technical Services, CSG's exclusive liability, and Customer's exclusive remedy, will be to obtain (i) the reperformance of the Technical Service or the correction or replacement of the Deliverable or (ii) if CSG determines that such remedies are not practicable, a refund of the Project Fees (as defined in

Schedule B) allocable to such Technical Service or Deliverable. ALL OTHER
----------
WARRANTIES OR CONDITIONS, WHETHER EXPRESS OR IMPLIED (INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE, TITLE OR NON-INFRINGEMENT), ARE HEREBY DISCLAIMED.

11. REPORTING. On a quarterly basis, within thirty (30) days of the end of every calendar quarter, Customer shall provide CSG with a quarterly report setting forth the then current number of subscribers processed by Customer and the number of concurrent users of the Products and any Incorporated Third Party Software by setting forth the number of workstations/seats utilizing each of the Products and any Incorporated Third Party Software.

12. INDEMNITY.




CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

(a) Indemnity. Except as provided in Exhibit C-1 or in the case of any claim
    ---------
arising from or in connection with the Third Party Rights specified in Schedule
                                                                       --------
H, if an action is brought against Customer claiming that the Products infringe
-
a patent, copyright or other intellectual property right within the jurisdiction where the "Designated Environment" (as defined in the applicable Schedules,
                                                                 ---------
attached hereto) is situated (the "Territory"), CSG will defend Customer at CSG's expense and, subject to this Section and Section 15, pay the damages and costs finally awarded against Customer in the infringement action, but only if
(i) Customer notifies CSG promptly upon learning that the claim might be asserted, (ii) CSG has sole control over the defense of the claim and any negotiation for its settlement or compromise and (iii) Customer takes no action that, in CSG's reasonable judgment, is contrary to CSG's interest.

(b) Alternative Remedy. If a claim described in Section 12(a.) may be or has
    ------------------
been asserted, Customer will permit CSG, at CSG's option and expense, to (i) procure the right to continue using the Product, (ii) replace or modify the Product to eliminate the infringement while providing functionally equivalent performance or (iii) accept the return of the Product and refund to Customer the amount of the fees actually paid to CSG and allocable for such Product, less amortization based on a 5-year straight-line amortization schedule and a pro rata share of any maintenance fees that Customer actually paid to CSG for the period that such Product was not usable.

(c) Limitation. CSG shall have no indemnity obligation to Customer under this
    ----------
Section if the patent or copyright infringement claim results from (i) a correction or modification of the Product provided by Customer or Customer's agent, (ii) the failure to promptly install an Update or Enhancement provided by CSG and made known to Customer by CSG (as defined in the applicable Schedules,
                                                                    ---------
attached hereto) or (iii) the combination of the Product with other items not provided by CSG.

13. PAY-PER-VIEW LIABILITY. Notwithstanding anything to the contrary herein, CSG's total liability with respect to each pay-per-view event for any and all claims, damages, losses or expenses incurred by Customer arising directly or indirectly out of CSG's processing of pay-per-view information shall be limited to the amount of fees actually received by CSG from Customer applicable to such pay-per-view processing services related to the specific event giving rise to such liability.

14. LIMITATION OF REMEDIES. EXCEPT AS EXPRESSLY PROVIDED IN THIS MASTER AGREEMENT, ALL WARRANTIES, CONDITIONS, REPRESENTATIONS, INDEMNITIES AND GUARANTEES WITH RESPECT TO THE PRODUCTS, THE INCORPORATED THIRD PARTY SOFTWARE, OTHER THIRD PARTY SOFTWARE, AND THE SERVICES, WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM, PRIOR ORAL OR WRITTEN STATEMENTS BY CSG, ITS AGENTS OR OTHERWISE (INCLUDING, BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY, SATISFACTION, FITNESS FOR PARTICULAR PURPOSE, TITLE OR NON-INFRINGEMENT) ARE HEREBY OVERRIDDEN, EXCLUDED AND DISCLAIMED. CUSTOMER ACKNOWLEDGES THAT THE PRODUCTS AND SERVICES BEING PROVIDED AS AGREED TO HEREIN ENTAIL THE LIKELIHOOD OF SOME HUMAN AND MACHINE ERRORS, OMISSIONS, DELAYS AND LOSSES, INCLUDING, BUT NOT LIMITED TO, INADVERTENT MUTILATION OF DOCUMENTS AND LOSS OF DATA, WHICH MAY GIVE RISE TO LOSS OR DAMAGE. CUSTOMER AGREES THAT CSG SHALL NOT BE LIABLE DUE TO SUCH ERRORS, OMISSIONS, DELAYS AND LOSSES UNLESS CAUSED BY CSG'S GROSS NEGLIGENCE OR WILLFUL AND INTENTIONAL MISCONDUCT.

15. NO CONSEQUENTIAL DAMAGES. UNDER NO CIRCUMSTANCES WILL CSG OR ITS RELATED PERSONS BE LIABLE TO CUSTOMER OR CSG'S LICENSORS AND VENDORS BE LIABLE TO CUSTOMER FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE OR INCIDENTAL DAMAGES OR LOST PROFITS, WHETHER FORESEEABLE OR UNFORESEEABLE, BASED ON CUSTOMER'S CLAIMS OR THOSE OF ITS CUSTOMERS (INCLUDING, BUT NOT LIMITED TO, CLAIMS FOR LOSS OF DATA, GOODWILL, USE OF MONEY OR USE OF THE PRODUCTS, THE INCORPORATED THIRD PARTY SOFTWARE, OR OTHER THIRD PARTY SOFTWARE, RESULTING REPORTS, THEIR ACCURACY OR THEIR INTERPRETATION, INTERRUPTION IN USE OR AVAILABILITY OF DATA, STOPPAGE OF OTHER WORK OR IMPAIRMENT OF OTHER ASSETS), ARISING OUT OF BREACH OR FAILURE OF EXPRESS OR IMPLIED WARRANTY, BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE. IN NO EVENT WILL THE AGGREGATE LIABILITY WHICH CSG, ITS LICENSORS OR ITS VENDORS MAY INCUR IN ANY ACTION OR PROCEEDING EXCEED THE AMOUNT ACTUALLY PAID BY CUSTOMER ALLOCABLE TO THE SPECIFIC ITEM OR SERVICE THAT DIRECTLY CAUSED THE DAMAGE. DESPITE THE FOREGOING EXCLUSION AND LIMITATION, THIS SECTION WILL NOT APPLY TO THE EXTENT THAT APPLICABLE LAW SPECIFICALLY REQUIRES LIABILITY.

16. TERM. This Master Agreement shall be effective on the date of execution and acceptance by CSG (the "Effective Date"). Unless terminated pursuant to Section 17, this Master Agreement shall continue for a period of five (5) years from the Effective Date (the "Initial Term") and shall automatically be extended for additional one-year terms (the "Additional Terms") unless either party gives the other party at least six (6) months prior written notice of such party's intent not to extend, but in any case the term of this Master Agreement shall extend for the term of any license granted under an executed Schedule hereto. The term of any specific license for the Products and the term for any specific Services to be provided shall be set forth in the Schedules attached hereto and shall be effective from the date set forth therein and continue as provided for therein, unless terminated pursuant to Sections 17 of this Master Agreement.

17. TERMINATION. This Master Agreement or any one or more of the Schedules attached hereto may be terminated for cause as follows:




CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

  (a) If either party materially or repeatedly defaults in the performance of their respective obligations hereunder, except for Customer's obligation to pay fees, and fails either to substantially cure such default within thirty (30) days alter receiving written notice specifying the default or, for those defaults which cannot reasonably be cured within thirty (30) days, promptly commence curing such default and thereafter proceed with all due diligence to substantially cure such default, then the party not in default may, by giving written notice to the defaulting party, terminate this Master Agreement or any one or more of its Schedules as of a date specified in such notice of termination.

  (b) If Customer fails to pay when due any amounts owed hereunder, then CSG may, by giving written notice thereof to Customer and providing Customer an opportunity to cure such default within five (5) business days, terminate this Master Agreement or at CSG's option, CSG may terminate any one or more of the Schedules attached hereto, as of a date specified in such notice of termination.

  (c) In the event that either party hereto becomes or is declared insolvent or bankrupt, is the subject of any proceedings related to its liquidation, insolvency or for the appointment of a receiver or similar officer for it, makes an assignment for the benefit of all or substantially all of its creditors, or enters into an agreement for the composition, extension or readjustment of all or substantially all of its obligations, then the other party hereto may, by giving written notice thereof to such party, terminate this Master Agreement as of the date specified in such notice of termination.

  (d) If Customer or any of Customer's employees or consultants breach any term or condition of any Schedule attached hereto for the license of software or products distributed by or through CSG, including the Incorporated Third Party Software, CSG may, at CSG's option, terminate the Master Agreement or terminate any one or more of the Schedules attached hereto upon 30 days advance written notice and without judicial or administrative resolution. Customer shall, however, be provided five (5) business days to cure such default.

Upon the termination of the Master Agreement or any one or more of the Schedules attached hereto, for any reason, all rights granted to Customer under this Master Agreement or the terminated Schedule(s) will cease, and Customer will promptly (i) purge all the Products from the Designated Environment and all of Customer's other computer systems, storage media and other files; (ii) destroy the Products and all copies thereof; (iii) deliver to CSG an affidavit which certifies that Customer has complied with these termination obligations; and
(iv) pay to CSG all fees that are due pursuant to this Master Agreement. Notwithstanding the foregoing, if only one or more of the Schedules are terminated, Customer must comply with the requirements of this paragraph only with respect to the specific Products set forth in the terminated Schedule(s).

18. TERMINATION ASSISTANCE. Upon expiration or earlier termination of this Master Agreement or termination of Schedule A by either party for any reason,
                                   -----------
CSG will provide Customer, reasonable termination assistance for up to ninety
(90) days relating to the transition to another vendor. This termination assistance will be provided to Customer at CSG's then standard rates unless CSG has materially defaulted under the terms of this Master Agreement. If this Master Agreement expires or is terminated earlier by CSG, then Customer will pay CSG, in advance, on the first day of each calendar month and as a condition to CSG's obligation to provide termination assistance to Customer during that month, an amount equal to CSG's reasonable estimate of the total amount payable to CSG for such termination assistance for that month.

19. CONFIDENTIALITY.
(a) Definition. Customer and CSG will provide to each other or will come into
    ----------
possession information relating to each other's business, CSG's Products and Services and the Incorporated Third Party Sof~vare which is considered confidential (the "Confidential Information"). Customer acknowledges that confidentiality restrictions are imposed by CSG's licensors or vendors. Confidential Information shall include, without limitation, all of Customer's and CSG's trade secrets, and all know-how, design, invention, plan or process and Customer's data and information relating to Customer's and CSG's respective business operations, services, products, research and development, CSG's vendors' or licensors' information and products, and all other information that is marked "confidential" or "proprietary" prior to or upon disclosure, or which, if disclosed orally, is identified by the disclosing party at the time as being confidential or proprietary and is confirmed by the disclosing party as being Confidential Information in writing within thirty (30) days after its initial disclosure.

(b) Restrictions. Each party shall use its reasonable best efforts to maintain
    ------------
the confidentiality of such Confidential Information and not show or otherwise disclose such Confidential Information to any third parties, including, but not limited to, independent contractors and consultants, without the prior written consent of the disclosing party. Each party shall use the Confidential Information solely for purposes of performing its obligations under this Master Agreement. Each party shall indemnify the other for any loss or damage the other party may sustain as a result of the wrongful use or disclosure by such party (or any employee, agent, licensee, contractor, assignee or delegate of the other party) of its Confidential Information. Customer will not allow the removal or defacement of any confidentiality or proprietary notice placed on any CSG documentation or products. The placement of copyright notices on these items will not constitute publication or otherwise impair their confidential nature.



CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

(c) Disclosure. Neither party shall have any obligation to maintain the
    ----------
confidentiality of any Confidential Information which: (i) is or becomes publicly available by other than unauthorized disclosure by the receiving party;
(ii) is independently developed by the receiving party; or (iii) is received from a third party who has lawfully obtained such Confidential Information without a confidentiality restriction. If required by any court of competent jurisdiction or other governmental authority, the receiving party may disclose to such authority, data, information or materials involving or pertaining to Confidential Information to the extent required by such order or authority, provided that (a) the receiving party gives prompt, written notice to the disclosing party of the attempt to mandate disclosure; and (b) the receiving party shall first have used its best efforts to obtain a protective order or other protection reasonably satisfactory to the disclosing party sufficient to maintain the confidentiality of such data, information or materials. If an unauthorized use or disclosure of Confidential Information occurs, the parties will take all steps which may be available to recover the documentation and/or products and to prevent their subsequent unauthorized use or dissemination.

(d) Limited Access. Each party shall limit the use and access of Confidential
    --------------
Information to such party's bona fide employees or agents, including independent auditors and required governmental agencies, who have a need to know such information for purposes of conducting the receiving party's business and who agree to comply with the use and non-disclosure restrictions applicable to the products and documentation under this Master Agreement. If requested, receiving party shall cause such individuals to execute appropriate confidentiality agreements in favor of the disclosing party. Each party shall notify all employees and agents who have access to Confidential Information or to whom disclosure is made that the Confidential Information is the confidential, proprietary property of the disclosing party and shall instruct such employees and agents to maintain the Confidential Information in confidence.

20. SURVIVAL. Termination of this Master Agreement shall not impair either party's then accrued rights, obligations, liabilities or remedies. Notwithstanding any other provisions of this Master Agreement to the contrary, the terms and conditions of Sections 7, 8, 9, 10, 13, 14, 15, 17, 18, 19, 20, 23, and 30 shall survive the termination of this Master Agreement.

21. EXCLUSIVITY. This section intentionally omitted.

22. NATURE OF RELATIONSHIP. CSG, in furnishing Services and licensing Products to Customer hereunder, is acting only as an independent contractor. CSG does not undertake by this Master Agreement or otherwise to perform any obligation of Customer, whether regulatory or contractual, or to assume any responsibility for Customer's business or operations. Customer understands and agrees that CSG may perform similar services for third parties and license same or similar products to third parties. Nothing in this Master Agreement shall be deemed to constitute a partnership or joint venture between CSG and Customer. Neither party shall hold itself out as having any authority to enter into any contract or create any obligation or liability on behalf of or binding upon the other party.

23. OWNERSHIP. All trademarks, service marks, patents, copyrights, trade secrets and other proprietary rights in or related to the Products, the "Deliverables" as defined under Schedule B, the Incorporated Third Party Software and other
                 ----------
third party software (collectively the "Software Products") are and will remain the exclusive property of CSG or its licensors, whether or not specifically recognized or perfected under applicable law. Customer will not take any action that jeopardizes CSG's or its licensor's proprietary rights or acquire any right in the Soft-ware Products, except the limited use rights specified in the Schedules to this Master Agreement. CSG or its licensor will own all rights in any copy, translation, modification, adaptation or derivation of the Software Products, including any improvement or development thereof. Customer will obtain, at CSG's request, the execution of any instrument that may be appropriate to assign these rights to CSG or its designee or perfect these rights in CSG's or its licensor's name. Customer shall remain the sole and exclusive owner of all right, title and interest in and to all trademarks owned by Customer.

24. RESTRICTED RIGHTS. Use, duplication or disclosure by the U.S. Government or any of its agencies is subject to restrictions set forth in the Commercial Computer Software and Commercial Computer Sol, rare Documentation clause at DFARS 227.7202 and/or the Commercial Computer Software Restricted Rights clause at FAR 52.227.19(c) CSG Systems, Inc., 2525 North l17th Street, Omaha, Nebraska 68164.

25. INSPECTION. During the term of this Master Agreement and for twelve (12) months after its termination or expiration for any reason, CSG or its representative may, upon reasonable, advance prior notice to Customer, inspect the files, computer processors, equipment and facilities of Customer during normal working hours to verify Customer's compliance with this Master Agreement. While conducting such inspection, CSG or its representative will be entitled to copy any item that Customer may possess in violation of this Master Agreement.

26. FORCE MAJEURE. Neither party will be liable for any failure or delay in performing an obligation under this Master Agreement that is due to causes beyond its reasonable control, including, but not limited to, fire, explosion, epidemics, earthquake, lightening, failures or fluctuations in electrical power or telecommunications equipment, accidents, floods, acts of God, the elements, war, civil disturbances, acts of civil or military authorities or the public enemy, fuel or energy shortages, acts or omissions of any common carrier, strikes, labor disputes, regulatory restrictions, restraining orders or decrees ofany court, changes in law or regulation or other acts of governmental, transportation stoppages or slowdowns or the inability to procure parts or materials. These causes will not excuse Customer from paying accrued amounts due to CSG through any available lawful means acceptable to CSG.




CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

27. ASSIGNMENT. Neither party may assign, delegate or otherwise transfer this Master Agreement or any of its rights or obligations hereunder without the other party's prior approval. Any attempt to do so without such approval will be void. Notwithstanding the foregoing, either party may assign this Master Agreement, upon notice to the other, to a related or unrelated person in connection with a sale, acquisition, consolidation or other reorganization of its business, in whole or in part, and the other hereby consents to such assignment in advance but only so long as such assignee agrees in writing to be bound to the terms and conditions of this Agreement.

28. NOTICES. Any notice or approval required or permitted under this Master Agreement will be given in writing and will be sent by telefax, courier or mail, postage prepaid, to the address specified below or to any other address that may be designated by prior written notice. Any notice or approval delivered by telefax (with answer back) will be deemed to have been received the day it is sent. Any notice or approval sent by courier will be deemed received one day after its date of posting. Any notice or approval sent by mail will be deemed to have been received on the 5th business day after its date of posting.

  If to Customer:                         If to CSG:
  TVN Entertainment Corporation           CSG Systems, Inc.
  2901 West Alameda Ave., 7th Floor       2525 N. 117th Ave.
  Burbank, CA 91505                       Omaha, NE 68164
  Tel: (818) 846-4886                     Tel: (402) 431-7000
  Fax: (818) 846-4626                     Fax: (402) 431-7278
  Attn: John McWilliams                   Attn: President and copy to
  Vice President, Finance and a copy to   Corporate Counsel
  Arthur Fields, Sr., Executive V.P.

29. ARBITRATION.
(a) General. Any controversy or claim arising out of or relating to this Master
    -------
Agreement or the existence, validity, breach or termination thereof, whether during or after its term, will be finally settled by compulsory arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association CAAA"), as modified or supplemented under this Section.

(b) Proceeding. To initiate arbitration, either party will file the appropriate
    ----------
notice at the Regional Office of the AAA in Omaha, Nebraska or Los Angeles, California. The arbitration proceeding will take place in Omaha, Nebraska or Los Angeles, California. The parties will in good faith seek to agree on a sole arbitrator. If the parties are unable to agree on an arbitrator, the arbitration panel will consist of three (3) arbitrators, one arbitrator appointed by each party and a third neutral arbitrator appointed by the two arbitrators designated by the parties. Any communication between a party and any arbitrator will be directed to the AAA for transmittal to the arbitrator. The parties expressly agree that the arbitrators will be empowered to, at either party's request, grant injunctive relief.

(c) Award. The arbitral award will be the exclusive remedy of the parties for
    -----
all claims, counterclaims, issues or accountings presented or plead to the arbitrators. The award will (i) be granted and paid in U.S. dollars exclusive of any tax, deduction or offset and (ii) include interest from the date of that the award is rendered until it is fully paid, computed at the maximum rate allowed by applicable law. Judgment upon the arbitral award may be entered in any court that has jurisdiction thereof. Any additional costs, fees or expenses incurred in enforcing the arbitral award will be charged against the party that resists its enforcement.

(d) Legal Actions. Nothing in this Section will prevent either party from
    -------------
seeking interim injunctive relief against the other party in the courts having jurisdiction over the other party. Nothing in this Section will prevent CSG from filing any debt collection action against Customer in the local courts.

30. MISCELLANEOUS. All notices or approvals required or permitted under this Master Agreement must be given in writing. Any waiver or modification of this Master Agreement will not be effective unless executed in writing and signed by CSG and Customer. This Master Agreement will bind Customer's successors-in-interest. This Master Agreement will be governed by and interpreted in accordance with the laws of Nebraska, U.S.A., to the exclusion of its conflict of laws provisions. If any provision of this Master Agreement is held to be unenforceable, in whole or in part, such holding will not affect the validity of the other provisions of this Master Agreement, unless CSG in good faith deems the unenforceable provision to be essential, in which case CSG may terminate this Master Agreement effective immediately upon notice to Customer. This Master Agreement, together with the Schedules, Exhibits and attachments hereto which are hereby incorporated into this Master Agreement, constitutes the complete and entire statement of all conditions and representations of the agreement between CSG and Customer with respect to its subject matter and supersedes all prior writings or understandings. The parties agree that each of them may be bound to the terms and conditions of this Agreement by signing it in counterparts and faxing such signature pages to the other party. Such facsimiles shall have the same effect as though this Agreement were signed with two, original signatures on a single document.

    THIS AGREEMENT IS NOT EFFECTIVE UNTIL SIGNED ON BEHALF OF BOTH PARTIES.

IN WITNESS WHEREOF, the parties have executed this Master Agreement the day and year first above written.

CSG Systems, Inc. ("CSG")             TVN Entertainment Corporation ("Customer")



CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

By: /s/ George F. Haddix                 By: /s/ Arthur Fields
   -----------------------------------      -----------------------------------
Name:  GEORGE F. HADDIX                  Name:  ARTHUR FIELDS
     ---------------------------------        ---------------------------------
Title: PRESIDENT                         Title: SR. EXEC. VICE PRESIDENT
      --------------------------------         --------------------------------




















CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

                                   SCHEDULE A

                        CCS SUBSCRIBER BILLING SERVICES

1. CCS Services. Subject to the terms and conditions of the Master Agreement and for the fees described in Schedule F, CSG will provide to Customer, and Customer
                          ----------
will purchase from CSG, all of Customer's requirements for the data processing services, applications and other video services (the "CCS Services") for all of Customer's subscriber accounts using CSG's CCS system. The CCS Services will provide Customer with an on-line terminal facility (not the terminals themselves), service bureau access to CCS processing software, adequate computer time and other mechanical data processing services as more specifically described in the user documents: the User Guide, User Data File Manual, User Training Manual, Conversion Manual, Operations Guide, and Customer Bulletins issued by CSG (the "Documentation"). Customer's personnel, agents and/or vendors shall enter all payments and non-monetary changes on terminal(s) located at Customer's offices, or provide CSG payment information on magnetic tape or electronic record in CSG's format. CSG and Customer acknowledge and agree that the Documentation describing the CCS Services is subject to ongoing review and modification from time to time.

2. Communications Services and Fees. CSG shall provide, at Customer's expense, a data communications line from the CSG data processing center to each of Customer's system site locations identified in Exhibit A-I attached hereto (the "System Sites"). Customer shall pay all fees and charges in connection with the installation and use of and peripheral equipment related to the data communications line in accordance with the fees described in Schedule F attached
                                                             ----------
hereto.

3. Conversion Services and Fees. CSG shall provide services as described on Exhibit A-2 attached hereto in connection with Customer's conversion of each System Site and for those added by mutual agreement of the parties to CSG's data processing system subsequent to the execution of this Master Agreement (the "Conversion Services"). For System Sites added to Exhibit A-1 subsequent to the Effective Date of the Master Agreement, Customer shall pay CSG the fees set forth in Schedule F for the performance of the Conversion Services.
         ----------

4. Deconversion Services and Fees. If Customer sells, transfers, assigns or disposes of any of the assets of or any ownership or management interest in any System Site (the "Disposed Site(s)"), Customer agrees to pay CSG the per set deconversion tape fee of $7500 and CSG's then current rates for processing and deconverting subscribers, including on-line access fees, which amounts shall be due and payable thirty (30) days prior to the intended deconversion of any such Disposed Site(s) from the CCS Services. CSG shall be under no obligation or liability to provide any deconversion tapes or records until all amounts due hereunder, and as otherwise provided in the Master Agreement, shall have been paid in full.

5. Optional and Ancillary Services. At Customer's request, CSG shall provide optional and ancillary services, including but not limited to any described on Schedule F at CSG's then-current prices, or as may otherwise be set forth in
----------
Schedule F, and where applicable on the terms and conditions set forth in
----------
separately executed Schedules to the Master Agreement.

6. Customer Information. Any original documents, data and files provided to CSG hereunder by Customer ("Customer Data") are and shall remain Customer's property, and upon termination of this Master Agreement for any reason or deconversion of any System Site, such Customer Data shall be returned to Customer by CSG, subject to the payment of CSG's then-current rates for processing and delivering the Customer Data, any applicable deconversion fees required under Section 4 hereof and all unpaid charges for services and equipment, if any, including late charges incurred by Customer. Customer Data will not be utilized by CSG for any purpose other than those purposes related to rendering the services to Customer under the Master Agreement. Data to be returned to Customer includes: Subscriber Master File (including Work Orders, Converters and General Ledger), Computer-Produced Reports (reflecting activity during period of 90 days immediately prior to Schedule A termination), House
                                              ----------
Master File, Any other related data or files held by CSG on behalf of Customer.

7. Processing Minimum. If, during any one month, Customer falls below the Minimum Subscriber Fees as defined in Schedule F, Customer will nevertheless owe
                                      ----------
and agrees to pay the fees and charges computed as if such Minimum Subscriber Fees had been met.

8. Term. The first day of the calendar month in which the CCS Services commence shall be referred to as the "Commencement Date." The CCS Services shall continue from the Commencement Date for a period of five (5) years.

Agreed and accepted this 30th day of June 1997, by:

CSG SYSTEMS, INC. ("CSG")     TVN ENTERTAINMENT("Customer")

By: /s/ George F. Haddix       By: /s/ Arthur Fields
   ------------------------       -------------------------------

Exhibit A-1    SYSTEM SITES;   Exhibit A-2    CONVERSION SERVICES





CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

                               EXHIBIT A-1

     SYSTEM SITES                               ESTIMATED IMPLEMENTATION/
                                                CONVERSION DATE



TVN main location and other sites to be added by Customer.








CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

                                  EXHIBIT A-2
                                 CCS Conversion

THE FOLLOWING VIDEO CONVERSION SERVICES ARE AVAILABLE FOR THE FEES SET FORTH ON SCHEDULE F:
-----------

I) FOR SITE CONVERSIONS WITH SUBSCRIBER COUNTS OF LESS THAN 20,000_____________

Manual conversions are recommended on all sites with less than 20K subscribers. Clients are responsible for data entry.
Includes:
 .    1 Set of CCS Documentation
 .    File Set-Up
 .    3 Months Access to CBT
 .    1 Week's Management Training in Omaha
 .    Manual Data Base Instructions/Procedures
 .    CSG Support - Fees plus Travel Expenses

On Data Bases Over 10K Subs, CSG will offer the following:
 .  Programmatic Load of House Data
 .  Programmatic Load of Converter Data

II) 20,000- 29,999 SUBSCRIBERS and 30,000- 59,999 SUBSCRIBERS CATEGORIES________

CONVERSION INCLUDES:
--------------------

A) Training Aids and Documentation - 1 Set
------------------------------------------

  Manuals and job aids for your video system staff. These manuals and job aids are used to complement your CBT courses. Each employee would be provided the necessary job aids and manuals.
  Job Aids: Logon/Sign On, Logoff/Sign Off, CBT Training System, House File, Sales Support, Adjustment Transactions, Adjustment Practice Sheet, Converter Inventory/Addressability Transactions, Converter Sample Invoices, Select System
  Additional copies: $50 for the Job Aids and $5 for the Manual.

  One four volume set of the "Video Source" Communication Control System User Guides. This system documentation explains all reports and transactions of the Communication Control System.
  Additional copies: $200 per set or $50 per volume.

  One CCS Conversion Manual. This manual describes the major components necessary for set-up and conversion/implementation to the CCS system. Additional copies: CSG's then-current prices
  One "CableSource User Data File" Manual. This manual describes the 300 plus parameters provided to allow you flexibility in establishing your processing requirements. This manual will be primarily reviewed by the Conversion Specialist during your first visit.
  Additional copies: CSG's then-current prices

  A test system that provides for the opportunity to practice "hands on" training without impacting your actual database. (Deaccessed after conversion) RMS Manual. This manual describes all functionality and commands of the CSG print package.
  Additional copies: CSG's then-current prices

  B) Recommended Site Visits
  --------------------------

  Initial Visit
  . Overview of the conversion/implementation process. This incorporates reviewing conversion tasks, timeline and responsible parties.
  . Establish and/or review of corporate standards, as they relate to User Data File, Code Tables, Service Codes and Report settings.
  . Define Conversion Specifications. This process defines fields, values and variables used on current billing processor and how that will be converted to CCS.





CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

                              Ex. A-2 (page 2 of 3)
                              --------------------

Pre-Conversion Review
 . Review set up of User Data File, Code Tables and reports.
 .  Review pricing and taxing structure of video site.
 .  Review and approve Conversion/Implementation Specifications.
 .  Train office personnel on use of the CCS system as it pertains to their job function using CBT and a pre-established test system.
 .  Review statement file settings.
 . Assist the site with defining new procedures for policies that pertain to the billing system.

Post Conversion
 .  Audit converted data the morning after merge.
 .  Coordinate input of accumulated backlog (work orders, payments, adjustments and PPV)
 .  Review exceptions created through conversion/implementation process and take necessary action.
 .  Review pricing and taxing structure.
 .  Balance cash.
 .  Review reports and assist with determining needs for daily distribution.
 .  Review and release first cycle of generated statements.

Third Week
 .  Review reports.
 .  Assist with month-end financial balancing.
 . Provide potential solutions for day to day procedural issues. (i.e. work order printing, routing, dispatch, converter inventory).

C) Database Clean-up
   -----------------

Homes Passed. All addresses that currently reside on your database will be compared against the Group One Zip + 4 files. The following items will occur:

 .  Street names, suffixes (street, avenue) will be standardized in accordance with U.S.P.S. records.
 . Nine digit zip code established - normally from 90-98% of address will be assigned the 4 digit add-on list of addresses that did not meet U.S.P.S. standards will be provided. Rural areas may have lower percentages. Bar-coding of Zip + 4 statement will be performed by CSG.
 .  Re-zip of your data base occur every quarter - this allows CSG to continue to qualify for the highest postal discounts.
 .  List of duplicate address records will be provided for cleanup purposes.

Converter Data Base. All converters will be passed through CCS edit programs, the following items will occur:

 .  Listing of duplicate serial numbers including the location of the box will be provided.
 .  If you are addressable, a listing of duplicate terminal address (prom number)
   will be provided.
 .  Invalid model numbers, invalid serial number formats will be identified.

Subscriber Data Base. Standard CCS edits requirements will be performed along with any specific site requested information. The following items are provided as examples:

 .  Site requested service codes, discount codes.
 .  Site requested campaign codes.
 .  Subscribers receiving free services.
 .  Invalid phone numbers.
 .  Any specific site requested data.

D} Management Training in Omaha
-------------------------------
 .  In depth lecture seminar designed for managers and supervisors.
 .  Covers all aspects of the Communication Control system.
 . Includes a detailed training manual and all additional training materials. . Opportunity to tour the CSG Mail Facility.






CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

                         Ex. A-2 (page 3 of 3)
                         ----------------------

III) 60,000- 89,999 SUBSCRIBERS CATEGORY_______________________________________

Includes everything as listed above in Section II, except regarding:

Recommended Site Visits
-----------------------

Training
 .  CSG training will be on-site to conduct "Train the Trainer" courses for site's training staff.
 . CSG trainers will train site staff on CCS facets and functionality, based upon agenda and needs created by Video site management.

IV) 90,000 -149,999 SUBSCRIBERS AND 150,000 + SUBSCRIBERS CATEGORIES____________

Includes everything as listed above in Section IIl, except:

Recommended Site Visits
-----------------------

Specialty Trips
 .  Addressability Specialist- 1 trip
 .  Financial Analyst- I trip
 .  Conversion Specialist - I trip to review output with site
 . Conversion Specialist - I trip to define new procedures for policies that pertain to the billing system.

Management Training (This training is usually on-site because of the volume of managers to be trained.)
 .  In depth lecture seminar designed for managers and supervisors.
 .  Covers all aspects of the Communication Control system.
 .  Includes a detailed training manual and all additional training materials.






CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

                                  SCHEDULE B

                            CSG TECHNICAL SERVICES
                            ----------------------

1. General. Subject to the terms and conditions of the Master Agreement and for the fees and expenses described below, Customer hereby hires CSG, and CSG hereby agrees, to provide the design, development and/or other consulting services described in the Statement of Works contemplated under Section 2, which may include services by CSG's Advanced Business Solutions division (collectively, the "Technical Services") to Customer as its independent contractor.

2. Technical Services.

(a) Reasonable Efforts. CSG will use its reasonable commercial efforts to
    ------------------
perform all Technical Services in a timely and professional manner satisfactory to Customer and in accordance with the applicable Statement of Work.

(b) Projects Schedules. CSG and Customer will execute a schedule substantially
    ------------------
similar to Exhibit B-I (the "Statement of Work") for each design, development and/or other consulting project that Customer wants CSG to undertake. CSG and Customer acknowledge that all Statement of Works will form an integral part of this Schedule B.
     ----------

(c) Location and Access. CSG may perform the Technical Services at Customer's
    -------------------
premises, CSG's premises or such other premises that Customer and CSG may deem appropriate. Customer will permit CSG to have reasonable access to Customer's premises, personnel and computer equipment for the purposes of performing the Technical Services at Customer's premises.

(d) Insurance. CSG will be solely responsible for obtaining and maintaining
    ---------
appropriate insurance coverage for its activities under this Schedule B,
                                                             ----------
including, but not limited to, comprehensive general liability (bodily injury and property damage) insurance and professional liability insurance.

3. Consideration.

(a) Project Fees. In consideration for performing the Technical Services,
    ------------
Customer will pay CSG the fees that may be contemplated under the Statement of Works (the "Project Fees").

(b) Reimbursable Expenses. Unless otherwise contemplated under the Statement of
    ---------------------
Work, Customer will reimburse CSG for the necessary and reasonable travel, lodging and related out-of-pocket expenses that CSG may incur in performing the Technical Services ("Reimbursable Expenses").

(c) Payment. Customer will pay the Project Fees to CSG according to the
    -------
applicable terms set forth in the Statement of Work. Unless otherwise contemplated in the Statement of Work, Customer will pay CSG the Reimbursable Expenses within thirty (30) days after the receipt of CSG's invoice and supporting receipts. All payments will be made in U.S. dollars by check or wire transfer to CSG's designated bank account. Any late payment will accrue interest at the rate of 1.5% until paid in full.

(d) Taxes. CSG will specify on all invoices issued to Customer any sales, use or
    -----
other tax that may be assessable in connection with this Schedule B. Customer
                                                         ----------
will pay such taxes or provide CSG with any applicable certificate of exemption acceptable to the appropriate taxing authorities.

4. CSG Rights. Customer acknowledges that all patents, copyrights, trade secrets or other proprietary rights in or to the work product that CSG may create for Customer under this Schedule B (the "Deliverables"), including, but not limited
                    ----------
to, any ideas, concepts, inventions or techniques that CSG may use, conceive or first reduce to practice in connection with the Technical Services, are and will be the exclusive property of CSG, except as and to the extent otherwise specified in the applicable Statement of Work. During and after the term of this Schedule B, CSG and Customer will execute the instruments that may be
----------
appropriate or necessary to give full legal effect to this Section 4.

5. Delivery of Items. Upon the expiration or termination of this Schedule B for
                                                                 ----------
any mason, Customer will promptly pay CSG the Project Fees and Reimbursable Expenses that may be due and outstanding for the Technical Services and Deliverables that CSG has performed, and CSG will deliver to Customer all notebooks, documentation and other items that contain, in whole or in part, any Confidential Information that Customer disclosed to CSG in performance of the Technical Services under this Schedule B.
                              ----------

6. Term. The term of this Schedule B shall be for a period of five (5) years,
                          ----------
but in any case will extend for the term of any executed Statement of Work.



Agreed and accepted this 30th day of June, 1997, by:

CSG SYSTEMS, INC. ("CSG")       TVN ENTERTAINMENT CORPORATION ("CUSTOMER")

By: /s/ George F. Haddix        By: /s/ Arthur Fields
   ------------------------        -------------------------------

EXHIBIT B-1   SAMPLE STATEMENT OF WORK





CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

                                  EXHIBIT B-1

                        STATEMENT OF WORK (sample form)

THIS STATEMENT OF WORK is made as of ____________1997, between CSG Systems, Inc. ("CSG"), and TVN Entertainment Corporation ("Customer"), pursuant to Schedule B
                                                                     ----------
of the Master Agreement that CSG and Customer executed as of ________________,1997, and of which this Statement of Work forms an integral part.


OBJECTIVE:
---------


PROCEDURES:
----------


TIMETABLE:
---------

            Estimated Commencement Date:
                                        ------------------------------------
            Estimated Completion Date:
                                      --------------------------------------

DELIVERABLES:
------------


PROJECT FEES AND PAYMENT TERMS:
------------------------------


IN WITNESS WHEREOF, CSG and Customer cause this Statement of Work to be duly executed below.


CSG SYSTEMS, INC. ("CSG")             TVN ENTERTAINMENT CORPORATION ("Customer")

By:________________________________   By:_____________________________________

Name:______________________________   Name:___________________________________

Title:_____________________________   Title:__________________________________

Date:______________________________   Date:___________________________________







CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

                                   SCHEDULE C

                         CCS PRODUCTS SOFTWARE LICENSE
                         -----------------------------
        CSG Vantage(TM), ACSR(TM), Computer Based Training and ACSR AOI

1. License. CSG hereby grants Customer, and Customer hereby accepts from CSG, a non-exclusive and non-transferable (subject to those rights expressly granted pursuant to section 4 of Schedule C below) right to use the software products known as CSG Vantage, ACSR, Computer Based Training and ACSR AOI for use with the CCS Services described in Section 2 below (the "CCS Products") at the System Sites in the United States in the designated environment described in Section 3 below (the "Designated Environment"), for the fees set forth in Schedule F and
                                                                ----------
subject to the terms and conditions specified below and in the Master Agreement.

2. CCS Products. "CCS Products" as described in the Product Schedule attached hereto as Exhibit C-I includes (i) the machine-readable object code version of ACSR, Computer Based Training and ACSR AOI software (collectively, the "Software"), whether embedded on disc, tape or other media; (ii) the published user manuals and documentation that CSG may make generally available for the Soft-ware (the "Documentation"), (iii) the fixes, updates, upgrades or new versions of the Software or Documentation that CSG may provide to Customer under this Schedule C (the "Enhancements") and (iv) any copy of the Soft'ware,
     ----------
Documentation or Enhancements. Nothing in this Schedule C will entitle Customer
                                               ----------
to receive the source code of the Software or Enhancements, in whole or in part.

3. Designated Environment. "Designated Environment" means the combination of the other computer programs and hardware equipment CSG specified for use with the CCS Products as set forth in Exhibit C-2, or otherwise approved by CSG in writing for Customer's use with the CCS Products at the system sites set forth on Exhibit C-I (the "System Sites"). Customer may use the CCS Products only in the Designated Environment and will be solely responsible for upgrading the Designated Environment to the specifications that CSG may provide from time to time. If Customer fails to do so, CSG will have no obligation to continue maintaining and supporting the CCS Products. CSG shall certify the Designated Environment prior to the commencement of CSG's obligations under this Schedule
                                                                      --------
C, including its obligations to maintain and support the CCS Products. Any other
--
use or transfer of the CCS Products will require CSG's prior approval, which may be subject to additional charges.

4. Use. Customer may use the CCS Products only in object code form on the workstations set forth on Exhibit C-1 and in the Designated Environment and at the System Sites in the United States, and only for the term set forth below, and only for Customer's own internal purposes and business operations with the CCS Services for providing accounting and billing services to its subscribers. In addition to the Incorporated Third Party Software, if third party products are provided to Customer as part of the CCS Products, by opening the package containing the third party product or downloading it, Customer agrees to be bound by the terms of the third party's standard license. Customer will not use the CCS Products to provide any such service to or on behalf of any third parties in a service bureau capacity and will not permit any other person to use the CCS Products, whether on a time-sharing, remote job entry or other multiple user arrangement. Customer will not install the Software, Enhancements or Customization on a network or other multi-user computer system unless otherwise specified in the Exhibits to this Schedule, in which case the Designated Environment may be used to provide database or file services to other of Customer's computers across the network, up to the number of workstations specified in Exhibit C-1. Backup and recovery plans or backup and recovery software is not included with the CCS Products. Any Customer documents, data and files are and shall remain Customer's property; and therefore, Customer is solely responsible for its own backup and recovery plan(s) for its data stored within the Designated Environment or utilized within the CCS Products licensed hereunder. Customer may make only three back-up archival copies of the So,ware, Enhancements or Customization. Customer will reproduce all confidentiality and proprietary notices on each of these copies and maintain an accurate record of the location of each of these copies. Customer will not otherwise copy, translate, modify, adapt, decompile, disassemble or reverse engineer the CCS Products, except as and to the extent expressly authorized by applicable law. Notwithstanding anything to the contrary contain in this Section 4, CSG agrees that Customer may install the CCS Product at third party cable system headends and/or call centers which are Digital Cable Television service customers of Customer. Such use of the CCS Products shall not be considered a violation of this Agreement, so long as Customer remains liable for the acts and/or omissions of such third party customers with respect to the obligations arising under this Agreement.

5. Maintenance and Support.
(a) Standard Support Services. Following expiration of the Warranty Period, CSG
    -------------------------
will provide Customer the support and maintenance of the then-current version of each licensed CCS Product as described on Exhibit C-3 (the "Support Services"). Included in the Support Services is support of the then-current version of the licensed CCS Products via CSG's Product Support Center, Account Management, publication updates, and the fixes and updates that CSG may make generally available as part of its maintenance and support packages (the "Updates"). The Support Services do not include maintenance and support of the Incorporated Third Party Software, if any, or any other third party software. The maintenance and support for third party products is provided by the licensor of those products. Although CSG may assist in this maintenance and support with front-line support, CSG will have no liability with respect thereto and Customer must look solely to the licensor.

(b) Additional Support. At Customer's request, CSG may agree to provide at its
    ------------------
then current rates additional Support Services or other support, including but not limited to, the optional support services listed on Exhibit C-3. If Customer is not utilizing the CCS Products in a certified Designated Environment or Customer has added third party applications through ACSR AOI or otherwise, the Updates






CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

may not operate with the third party applications connected or introduced by Customer, including those for use with ACSR AOI, and therefore, additional Technical Services as may be necessary to modify ACSR AOI or the Customer's third party applications. At Customer's request, CSG may provide Customer with such Technical Services at CSG's then-current rates and subject to terms and conditions set forth in a seperately executed Statement Of Work incorporated into Schedule B.
     ----------

(c) Limitation. Updates or Enhancements in this Schedule C will not include any
    ----------                                  ----------
upgrade or new version of the CCS Products that CSG decides, in its sole discretion, to make generally available as a separately priced item. This

Schedule C will not require CSG to (i) develop and release Updates or
----------
Enhancements (ii) customize the Updates or Enhancements to satisfy Customer's particular requests or (iii) obtain Updates or Enhancements to any third party product. If an Update or Enhancement replaces the prior version of the CCS Product, Customer will destroy such prior version and all archival copies upon installing the Update or Enhancement.

6. Term. This Schedule C shall be effective from the Effective Date as defined
              ----------
in the Master Agreement and will remain in effect for a period of five (5) years, unless terminated pursuant to Sections 17 of the Master Agreement.


Agreed and accepted this 30th day of June, 1997, by:


CSG SYSTEMS, INC. ("CSG")       TVN ENTERTAINMENT CORPORATION ("CUSTOMER")

By: /s/ George F. Haddix        By: /s/ Arthur Fields
   ------------------------        -------------------------------

EXHIBIT C-1  PRODUCT SCHEDULE
EXHIBIT C-2  DESIGNATED ENVIRONMENT
EXHIBIT C-3  INSTALLATION, MAINTENANCE AND SUPPORT




CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

                                  EXHIBIT C-1

                      VANTAGE/ACSR/COMPUTER BASED TRAINING
                      ------------------------------------

                                PRODUCT SCHEDULE

Licensed Software:
------------------

CSG Vantage-

Vantage is a database which enables Customer to evaluate product and service performance, conduct customer analysis and lifetime values, and transform raw data into real-time reports and graphs.

Advanced Customer Service Representative (ACSR)

ACSR is a graphical user interface for CSG's CCS service bureau subscriber management system. ACSR significantly reduces training time and eliminates the need for CSR's to memorize transactions and codes. CSRs instead are allowed easily to access reference tools, help screens and customer data. As companies consolidate and cluster disparate systems with different codes and procedures, ACSR ensures the accounts can be serviced by the same CSR. ACSR also enables CSR's to communicate with one another through a self contained messaging system. ACSR is designed so that module based functionality such as CIT can be added as needed.

Computer Based Training (CBT) -

Computer Based Training ("CBT") is Software which may be downloaded onto Customer's workstation to provide training and instruction on use of various CCS Products. Notwithstanding Section 12 of the Master Agreement, due to the nature of CBT, CSG is unable to provide any intellectual property infringement indemnification for CBT.

ACSR AOI -

An application object interface that allows third party applications to be used in conjunction with ACSR.


________________________________________________________________________________

System Site(s):
---------------

TVN main location and other sites to be added by Customer

Number of Workstations:
-----------------------

ACSR 60 Workstations








CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

                           EXHIBIT C-2 (page 1 of 3)

                  DESIGNATED ENVIRONMENT FOR THE CCS PRODUCTS
                  -------------------------------------------

Note: the following applies only in regards to the CCS Products actually licensed by Customer under Schedule C and may be subject to change as the
                           -----------
specific hardware configuration cannot be completely identified and certified until after the business requirements of Customer are determined during the pre-install visit.

ACSR/CIT/Telephony/CBT/AQI:
---------------------------

Product Compatibility (Yes indicates product is available on indicated
----------------------------------------------------------------------
workstation platform; date indicates estimated date available)
-------------------------------------------------------------



               Win 3.11  Win NT    Apple MAC    SUN Solaris    Win 95
               --------  ------    ---------    -----------    ------
ACSR             (1)     Yes        (4)             Yes         Yes
CIT              (1)     Yes (2)    (4)             Feb 97 (3)  Yes
Telephony        No      Yes        No              No          No
ACSR CBT         (1)     Yes        No              Yes         Yes
CIT CBT          (1)     Yes        No              Yes         Yes
Telephony CBT    N/A     No         N/A             N/A         N/A
AOI w/DDE        (1)     May 97(3)  N/A             N/A         May 97 (3)
AOI w/TCPIP      No      Yes        May 97 (3)(4)   Yes         Yes

     (1) - Supported at existing sites only until Nov 15, 1997; cannot be used after that date..
     (2) - Currently not available with Telephony.
     (3) - Estimated availability, contact PM for beta test availability.
     (4) - Available under existing contracts only.

Workstations
------------
Compaq Prolinea 5166 (minimum)
IBM PC350 133 Mhz Pentium (minimum)
SparcStation 4, Solaris V2.4
SparcStation 5/70Mhz, Solaris V2.3
Apple 7600 Power MAC
Ultra Sparc 1, model 170, Solaris 2.5.1

Workstation Minimum Memory (RAM)
--------------------------------
32MB for Solaris, Windows NT, and Apple MAC

Workstation Minimum Hard Drive Space
------------------------------------
1.2GB

Workstation Minimum Video Requirements
--------------------------------------
Minimum video resolution supported 1024 x 768 x 256 colors, small font Minimum 15" SVGA monitor (17" for Apple MAC)

Workstation Software
--------------------
Microsoft Windows NT V4.0 for ACSR/CIT
Microsoft Windows NT V3.51 with service pack 3 applied for ACSR/Telephony Solaris V2.3, V2.4 or V2.5.1 (see above)
Netmanage Chameleon Hostlink V6.0 (with Windows NT or 95)
Open windows or Motif (with SUN Solaris)
Brixton 3270 client for Solaris V2.3.0.10 (with SUN Solaris)
Samba V 1.9.15 p8 (with NT or 95)

Additional Workstation Software to Support Telephony
-----------------------------------------------------
Oracle SQL*NET V2.1.4.1.4 for NT runtime (with Windows NT)
Oracle SQL Forms V4.5.6.5.5 for NT runtine (with Windows NT)
Forest & Trees 3.1 b (with Windows NT or 95) (For PCs running reports)




CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

                             Ex. C-2 (page 2 of 3)

Additional Workstation Software to Support CIT
----------------------------------------------

Oracle SQL*NET V2.1.4.1.4 runtime (with NT or 95) (For PCs with Forest & Trees) Forest & Trees 3. I b (with Windows NT or 95) (For PCs running reports)

Servers
-------
Ultra Sparc 1 - model 170 only
Ultra Sparc 2
Ultra Sparc 3000
(Server model, number of CPUs, memory, and disk storage are based on individual customer requirements.)

Server Software
---------------
Solaris V2.5.1
Samba V 1.9.15 p8 (with NT or 95)
Brixton Server PU2.1 for Solaris (Version 3.0.5-1) running in 2.3.2 mode
Brixton 3270 Client for Solaris (Version 2.3.0.10) (1 copy for trouble shooting) Hewlett Packard Unix Jet Direct interface software

Additional Server Software to Support CIT
-----------------------------------------
Oracle V7.1.6 runtime
Platinum EPM Agent V3.1.0
Tuxedo V 6.1.(With NT or 95)

Additional Server Software to Support Telephony
-----------------------------------------------
Oracle V7.3.2.1 runtime
Tuxedo V 6. l.(With NT or 95)
Platinum EPM agent V3.1.0
Platinum Autosys agent V3.3 release 5
Hylafax freeware v4.0
Postalsoft V 5.00b

Concentrators
-------------
BayNetworks (Synoptics) 2813-04 (managed 16-port ethernet hub)
BayNetworks (Synoptics) 2803 (passive 16-port ethemet hub)
BayNetworks (Synoptics) 800 (passive 8-port ethemet hub)
BayNetworks (Synoptics) 2712B-04 (managed 16-port token ring hub)
BayNetworks (Synoptics) 2702B-C (passive 16-port token ring hub)

Network Cards/Devices
---------------------
3Com Etherlink III 3C509
SUN Quad Ethernet card
Hewlett Packard Jet Direct EX
Aurora Technologies Multiport 400S A/Sync Series

Printers
--------
Lexmark IBM 4226 (533 cps)
Lexmark 4227 (533 cps)
IBM 6408 (800 LPM)
Hewlett Packard LaserJet5

Routers
-------
Cisco 2501, 2509, 2511, 2514, 4500
Rockwell NetHopper

Cisco software supported:
     All versions
NetHopper software supported:
     Version 4.03






CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

                             Ex. C-2 (page 3 of 3)

Vantage:
--------

PC Hardware/Software Requirements
---------------------------------
Minimum PC requirements:
     IBM or Compaq 486DX 33MHz, 8meg. RAM, 340 megabyte hard drive
Recommended PC requirements:
     IBM or Compaq Pentium 90Mhz or better, 16 meg. RAM or better, 870 megabyte hard drive or larger.
PC OS; MS DOS 6.2x with Windows 3.1x, or *Windows 95, or *Windows NT
EDA/Link for Windows 2.2 or higher
EDA ODBC Extender - 2.0 or higher (packaged with EDA/Link)
Forest & Trees 3.x
Attachmate's Extra! Mainframe for Windows 3.5 or higher, or
Irma Workstation for Windows - 2.0 or higher (current version recommended)

Connectivity Requirements
-------------------------
 .  IBM 3174 Controller or
 .  Novell OS version 3.1 or greater on a Token Ring or Ethernet LAN.
 .  The 3270 Gateway must be an Attachmate SAA Gateway or an IPX/SPX Novell SAA
   Gateway. If Novell version is 1.2 and you will use Attachmate's Extra! Mainframe for Windows, you must use a version prior to Extra! for Windows
   4.1. Novell SAA Gateway version 2.0 or higher will require Attachmate's Extra! Mainframe for Windows 4.1 or higher.
 . If Customer currently has a network that is not Novell, or a gateway that is not Novell or Attachmate, the LAN and gateway can be tested for possible certification.

Using Vantage in the ACSR Product environment
------------------------------------------------

The ACSR product runs on an IP LAN with a SUN Server. A Brixton gateway on the SUN Server is used to provide the Vantage Host link. When running Vantage in that environment, Brixton TN3270 applications mn on the SUN Server and Extra! Mainframe for Windows is configured for a TN3270 network connection versus an SAA or SNA gateway. ACSR currently runs 16 bit PC OS only. ACSR required OS is Microsoft Windows v3.11. If the Vantage PC will be used in the ACSR environment, the ACSR PC Workstation Requirements should be used for both Vantage and ACSR. Vantage will only mn on a PC workstation.






CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

                           EXHIBIT C-3 (page 1 of 4)

      CCS PRODUCTS INSTALLATION AND SUPPORT SERVICES ( excluding Vantage)
      -------------------------------------------------------------------
         (Note; for Vantage support detail - see page 4 of Exhibit C-3
         -------------------------------------------------------------


ACSR Only Installation & Startup
--------------------------------
  Included
       Project Implementation Support (3-4 month duration)
          Assigned project manager and product consultant (shared resources) Requirements definition and project planning meeting on site Project plan and customer specifications document
          Ongoing project coordination, status reporting and post project review Engineering
          1 day visit/survey (single location)
          Server and network configuration and sizing (single server)
          Site network requirements documentation and diagram
       Field services
          Single IBM 4030 installation
          Single server/disk array assembly, software installation, and configuration at CSG site - 4 days
          Single server testing at CSG site - I day
          Customer site prep, server installation, and pre-production system check/support- 5 days on site
       Training (an instructor day is I instructor, for 1 full day, for up to 8 students)
          Software download and systems administration training at customer site
           - 2 instructor days
          ACSR User Training- 2 instructor days
       1 copy of User Guide and Systems Administration Guide
  Not Included (Customer responsibilities and/or services available for additional fees included under Optional Services)
       Customer completes agreed to project requirements as defined and scheduled
       LAN cabling
       Workstation installation
       LAN hub installation
       Router installation
       Modem installation
       Replacement or additional circuit(s) installation by Advantis
       IBM 4030 installation by CSG
       Additional server(s) field services
       Remote site engineering services


  --------------------------------------------------------------------------










CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

                           EXHIBIT C-3 (page 2 of 4)


           SUPPORT SERVICES FQR THE CCS PRODUCTS (excluding Vantage)
           ---------------------------------------------------------
        (Note: for Vantage support detail - see page 4 of Exhibit C-3)
        --------------------------------------------------------------


Product Support Center
The customer Product Support Center provides Customer with advice, consultation and assistance to use CCS Products and diagnose and correct problems that Customer may encounter with the then-current version of CCS Products. CSG will offer the Product Support Center remotely by telephone, fax or other electronic communication twenty-four hours a day, seven days a week. Customer will bear all telephone and other expenses that it may incur in connection with the Product Support Center. Every customer problem is assigned a tracking number and a priority. Problems are resolved according to their assigned priority. See attached list detailing "Priority Levels".

Account Management
CSG will provide an account manager which is shared resource which will serve as Customer's liaison to all other CSG support services and will be responsible for ensuring customer satisfaction. Through periodic status reports and occasional on-site visits when necessary, the account manager will assist Customer with their use of CCS Products and keep them abreast of new developments in CSG's products and services.

Updates
Subject to the terms set forth in this Schedule C, product Updates include
                                       ----------
software corrections, the fixes and updates that CSG may make generally available. These Updates are delivered to Customer accompanied by bulletins describing the updates and installation instructions. CSG will not provide Updates due to changes or new releases in Customer's vendor products. Custom software modifications are NOT included under the Basic Support Package as Updates but rather are covered as Technical Services under Schedule B.
                                                           ----------

Publications
The customer will receive updates to all published documentation for CCS
Products.

Third Party Software
The maintenance and support for third party software is provided by the licensor of those products. Although CSG may assist in this maintenance and support with front-line support, CSG will have no liability with respect thereto and Customer must look solely to the licensor.

--------------------------------------------------------------------------









CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

                           EXHIBIT C-3 (page 3 of 4)

    PRODUCT SUPPORT CENTER FOR THE CCS PRODUCTS- PRIORITY LEVELS- (excluding
    ------------------------------------------------------------------------
                                    Vantage)
                                    --------
         (Note: for Vantage support detail - see page 4 of Exhibit C-31
         --------------------------------------------------------------

When contacting the PRODUCT SUPPORT CENTER, the caller should be prepared to provide detailed information regarding the problem and the impact on the operation and the end user. Each problem or question is assigned a tracking number and a priority. The priority is set to correspond with the urgency of the problem. It is very important that the customer describe the urgency of the problem when it is reported. The priority levels are described below:

 . CRITICAL (PRIORITY 1): Complete loss of functionality, system outage or down production system. Customers cannot access the system, cannot perform any function due to the hardware being down, are experiencing network control or communication problems, or are unable to process. The customer will receive immediate response and prioritized at the highest level. Once control has been regained, efforts are then made to determine the "root cause" of the problem. Considering the nature of the cause, the problem is adjusted to one of the other priorities and processed accordingly. While a Critical (Priority
   1) problem exists, the Product Support Center commitment is to provide around-the-clock support until customers system/network/application is restored to operational status.

 . SERIOUS (PRIORITY 2): Partial loss of functionality, or loss of critical functionality. The Customer's production/processing system is not down but there is an impact within the system/network. The Customer will receive immediate response. If the problem persists, the control of the network may be lost and/or end-user impacts may become serious. The Customer will receive immediate response. The Product Support Center's goal is to ensure that control of the system is not jeopardized and to work with Customer to gather information in order to resolve the issue. The Product Support Center allocates resources during normal business hours until a permanent solution is found.

 . OPERATIONAL (PRIORITY 3): Partial loss of functionality loss of non-critical functionality, or loss of critical functionality for which a work around exists. The problem is within the customers' operations environment. The user is attempting to utilize a CSG product and is having difficulty completing the process. A user may be a CSR, subscriber, or the Customer's operation staff running the system. CSG's Product Support Center goal is to respond the next business days.

 . INCONVENIENCE OR ENHANCEMENT (PRIORITY 4): Inconvenience or loss of functionality for which a work-around solution exists, or enhancement request is required. The problem is an operator inconvenience, an enhancement, or the Customer have requested information. There is no serious impact to the end user of the system. The problem can be avoided by proper operator action, internal training by the customer, or a work-around solution. There is no apparent danger of losing control of the system, network, application or data because of this type of problem. A suggestion or request for enhancement is based upon the problem, concern or business need. The Product Support Center's goal is to provide a correction through internal software control procedures. CSG's Product Support Center goal is to respond within (3) business days.

 .  INFORMATIONAL (PRIORITY 5):
   This category also includes questions. The Product Support Center is committed to responding with the requested information within (5) business days. Software correction notification may be sent to the customer shortly after the correction has been made by our development engineers. At times, a work-around may be suggested if:

        .  Its delivery is more timely
        .  Its implementation is less complex
        .  Its reliability is more certain

   However, a work around must be mutually acceptable to our Customers, and it must have the effect of reducing the concern until a permanent resolution can be determined. Should the Customer wish to check the status of a problem they may contact the Product Support Center desk representatives or their Account Manager. In either case, the customer should reference the tracking number.

Customer may request to have the priority of Customer's call upgraded. Customer may check on the status of such request at any time by calling the Product Support Center or contacting Customer's account manager. The account manager is responsible for problem escalation to the appropriate level of management if Customer is not satisfied with a response

--------------------------------------------------------------------------------








CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

                           EXHIBIT C-3 (page 4 of 4)

                         CSG VANTAGE Support Services


Vantage Installation Services'
------------------------------
The following services will be provided by CSG with respect to start-up of the Vantage product.

1.  Initial load of the Vantage data base.
2. Unlimited phone support for installation of hardware and software that is certified by CSG Systems, Inc.
3. For non-certified environments, CSG Systems, Inc. will provide the necessary phone support to determine if the non-certified environment can or should be certified
4. If the environment is deemed certifiable, the costs associated with certifying the environment will be communicated to the customer.
5.  On-site assistance by CSG can be provided upon customer request.

Vantage Training Services:
--------------------------
1. Basic Vantage training at a regularly scheduled Omaha training class, as space permits.
2. Basic Vantage training at a scheduled regional training class, as space permits.
3. Basic Vantage training at a customer requested time and/or location is available on request.

Vantage Support Services:
-------------------------
Customer support of Vantage is provided as part of the Support Services during CSG's customer service hours for support of questions, functionality, workflow, training, and non-catastrophic software defects. System support of Vantage is provided as part of the Support Services for problems resulting from defects in Vantage.

The following services for the then-current version will be provided by CSG for all Vantage users:
1. Telephone consultation for trained users for questions and problems regarding Vantage.
2. Up to one (1) hour of telephone consultation for troubleshooting a previously certified hardware/sol, rare environment.
3. Attendance at regularly scheduled basic and advanced Vantage training classes offered in Omaha or at a scheduled regional training location, as space permits.
4.  Daily updates to the Vantage database.
5.  Storage of thirteen (13) months of financial data.

Optional Services for Vantage:
------------------------------
The following additional services are also available to Vantage customers:
1. Static Database - 10 CSG month-end loaded tables; one time set-up, monthly load, monthly disk storage.
2. Monetary Transactions - All system and manually generated monetary transactions; one time set-up, monthly load, monthly disk storage.
3. Additional Work Order History - Storage of statement of work history beyond the standard two years; one time set-up, monthly load, monthly disk storage.
4. Scheduling Calendar - A summary of the scheduling calendar updated three times per day; one time set-up, monthly load, monthly disk storage.
5. Cluster Coding - Annual subscription
6. Query Building - Consulting services for developing new queries.
7. Additional Training- Training beyond training provided in Schedule F.
                                                             -----------
8. Systems Integration and Support
     - Certifying non-certified hardware/software environment
     - Troubleshooting existing hardware/software environment (first hour is free for certified environments)
     - On-site support as requested by customer
9.  Output Charges

Note: The maintenance and support for third party software is provided by the
----
licensor of those products. Although CSG may assist in this maintenance and support with front-line support, CSG will have no liability with respect thereto and Customer must look solely to the licensor.









CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                   SCHEDULE G

PRINT AND MAIL SERVICES

1. Services. Subject to the terms and conditions of the Master Agreement and for the fees set forth in Schedule F, CSG will provide to Customer, and Customer
                      ------------
will purchase from CSG, all of Customer's requirements for the Print and Mail Services set forth in this Schedule G for all of Customer's subscriber accounts.
                           -----------

2. Postage. CSG agrees to purchase the postage required to mail statements to Customer's subscribers ("Subscriber Statements"), notification letters generated by CSG, past due notices and other materials mailed by CSG on behalf of Customer. Customer shall reimburse CSG for all postage expenses incurred in the performance of the Print and Mail Services based on the then current actual, discounted, pre-sorted first class postal rate, as determined by the monthly rate of Customer's mailings (including combined/co-mingled pre-sorted mail as done by CSG and/or its vendors) that qualify for the discounted, pre-sorted rate, for each item of first class mail processed by CSG on behalf of Customer.

3. Communications Services. CSG shall provide, at Customer's expense, a data communications line from the CSG data processing center to each of Customer's system site locations identified in Exhibit G-1 attached hereto (the "System Sites"). Customer shall pay all fees and charges incurred by CSG in connection with the installation and use of and peripheral equipment related to the data communications line in accordance with the fees described in Schedule F attached
                                                             -----------
hereto. Customer shall electronically transmit all data to CSG in a format approved by CSG. Customer shall, at its expense, obtain all software and equipment necessary for the transmission of data to CSG, and Customer shall be responsible for retransmission of data if any errors occur during transmission.

4. Ancillary Services. At Customer's request, CSG shall provide the ancillary services described in Schedule F attached hereto (the "Ancillary Services") at
                      -----------
the rates described in Schedule F.
                       -----------

5. Enhanced Statement Presentation Services. For the fees set forth in Schedule
                                                                       --------
F, CSG shall develop a customized billing statement (the "ESP Statement" ) for
---
Customer's subscribers utilizing CSG's enhanced statement presentation services. Customer agrees that CSG's enhanced statement presentation services shall be Customer's sole and exclusive method of mailing Subscriber Statements to those subscribers to whom Customer sends bills. At Customer's instruction, CSG will provide, generic, non-ESP-formatted billing data output to third party billing agents for Customer's DTC cable affiliates. The ESP Statements may include CSG's or Customer's intellectual property. "Customer's Intellectual Property" means the trademarks, service marks, other indicia of origin, copyrighted material and art work owned or licensed by Customer that CSG may use in connection with designing, producing and mailing ESP Statements and performing its other obligations pursuant to this Agreement. "CSG Intellectual Property" means trademarks, service marks, other indicia of origin, copyrighted material and art work owned or licensed by CSG and maintained in CSG's public library that may be used in connection with designing, producing and mailing ESP Statements.

(a) Development and Production of ESP Statements. CSG will perform the design,
    ---------------------------------------------
development and programming services related to design and use of the ESP Statements (the "Work") and create the work product deliverables (the "Work Product") set forth in a separately executed and mutually agreed upon ESP Work Order (the "Work Order") after the effective date set forth on the Work Order. The ESP Statement will contain the CSG Intellectual Property set forth on the Work Order. Customer shall pay CSG the Development Fee for the Work and the Work Product set forth on the Work Order upon acceptance of the ESP Statements in accordance with the Work Order. Except with respect to Customer's Intellectual Property, Customer agrees that the Work and Work Product shall be the sole and exclusive property of CSG. Customer shall have no proprietary interest in the Work Product or in CSG's billing and management information software and technology and agrees that the Work Product is not a work specially ordered and commissioned for use as a contribution to a collective work and is not a work made for hire pursuant to United States copyright law. After CSG has completed the Work and the Work Product, CSG will produce ESP Statements for Customer.

(b) Supplies. CSG will suggest and Customer will select the type and quality of
    ----------
the paper stock, carrier envelopes and remittance envelopes for the ESP Statements (the "Supplies"). CSG shall purchase Customer's requirements of Supplies necessary for production and mailing of the ESP Statements. CSG shall charge Customer the rates set forth in Schedule F for purchase of Supplies
                                       -----------
except where such Supplies are included per the Schedule.

(c) License of. Customer's Intellectual Property. Customer licenses to CSG to
    ---------------------------------------------
use all of Customer's Intellectual Property necessary to design, produce and mail the ESP Statements and perform CSG's other rights and obligations pursuant to Section 5(a) of this Schedule G, including, but not limited to, the
                        ------------
Intellectual Property listed in the Work Order. CSG shall have the right by notice to Customer to cease use of any of Customer's Intellectual Property on ESP Statements at any time, if it is determined in CSG's reasonable judgment that continued use of such Intellectual Property would subject it to liability for damages to a third party. Customer represents and warrants that it owns or has licensed all Customer's Intellectual Property and has full power and authority to grant CSG the license set forth herein and that CSG's use of Customer's Intellectual Property on the ESP Statements will not constitute a misuse or infringement of the Customer's Intellectual Property or an infringement of the rights of any third party. Customer will use best efforts to maintain its rights to use and license Customer's Intellectual Property and will immediately advise CSG of the loss of Customer's right to use any Customer's


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

Intellectual Property and will advise CSG of all copyright and other notices that must be used in connection with Customer's Intellectual Property and of any restrictions on use of Customer's Intellectual Property relevant to CSG.

(d) Indemnification Relating to ESP Statements. Customer shall indemnify, defend
    ------------------------------------------
and hold CSG harmless from any claims, demands, liabilities, losses, damages, judgments or settlements, including all reasonable costs and expenses related thereto (including attorneys' fees), directly or indirectly resulting from Customer's breach of any representation or warranty under this Section 5 (c) above, Customer's Intellectual Property, the Work Product, and the printing and mailing of ESP Statements, except for those arising out of CSG Intellectual Property.

6. Per Cycle Minimum. As of the Commencement Date as defined in Section 9 below, for each month that this Agreement is in effect, Customer will maintain per each billing cycle a minimum of three thousand (3000) subscribers on the CSG System. Per System Site, Customer will have a minimum of four (4) cycles per month but no more than twenty-eight (28) cycles per month.

7. Processing Minimum. If at any time, the fees and charges incurred as computed pursuant to Schedule F for the Print and Mail Services are less than those fees that would have been derived from processing 100,000 subscribers in the first year of this Agreement, or 125,000 subscribers per year in each subsequent year, then customer agrees to pay to CSG those fees equal to what they would have been, had such minimum subscriber levels been met. The parties explicitly acknowledge and agree that there will be significant resources expended by CSG in preparing to perform and in the performance of this Agreement, and that CSG would not have entered into this Agreement unless such minimum subscriber levels had been guaranteed in advance. The parties therefore agree that any minimum subscriber fees that Customer would have to pay under this section for subscribers that were not processed shall be considered liquidated damages and not a penalty.

8. Advance Payment. At least seven (7) days prior to the Commencement Date of the Print and Mail Services set forth in Section 9 below, Customer shall pay CSG an Advance Payment Advance Payment(the "Advance Payment") for the payment of the expenses described in Sections 2 and 3 of this Schedule G (the "Disbursements').
                                               ----------
The Advance Payment will equal the estimated amount of Disbursements for one (1) month as determined by CSG based upon the project volume of applicable services to be performed monthly by CSG. If Customer incurs Disbursements greater than the Advance Payment for any month, Customer shall, within thirty (30) days of receipt of a request from CSG to increase the Advance Payment, pay CSG the additional amount to be added to the Advance Payment. If Customer fails to pay the additional amount requested within such 30-day period, CSG may terminate this Master Agreement as provided for in Section 17. Upon written request from Customer, CSG will return to Customer a portion of the Advance Payment if the Disbursements incurred by Customer on a monthly basis are less than the Advance Payment for three (3) consecutive months. In addition to the foregoing, CSG shall apply the Advance Payment to the payment of the current invoice from CSG which remains unpaid during the term of this Agreement. Any portion of the Advance Payment that remains after the payment of all amounts due to CSG following the termination or expiration of this Master Agreement will be returned to Customer. Customer shall not be entitled to receive interest on the Advance Payment while it is maintained by CSG.

9. Term. The first day of the calendar month in which the Print and Mail Services commence shall be referred to as the Commencement Date." The Print and Mail Services shall continue for a period of five (5) years from the Commencement Date.

Agreed and accepted this 30th day of June 1997, by:

CSG SYSTEMS, INC., ("CSG")          TVN ENTERTAINMENT CORPORATION ("Customer")

By: /s/ George F. Haddix            By: /s/ Arthur Fields
   ------------------------------      ---------------------------------------


Exhibit G-1   SYSTEM SITES


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                              Exhibit G-1
                              -----------
                              System Sites

TVN main location and other sites to be added by Customer.


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                   SCHEDULE H

                 INCORPORATED THIRD PARTY SOFTWARE AND LICENSES
                                      and
                               THIRD PARTY RIGHTS

                        ADDITIONAL TERMS AND CONDITIONS

A. INCORPORATED THIRD PARTY SOFTWARE
   ---------------------------------

The following terms and conditions supplement, and where in conflict, supersede the terms and conditions contained in the Master Agreement, but solely with respect to the identified item of Incorporated Third Party Software.

There is no Incorporated Third Party Software for the CCS Products.

B. THIRD PARTY RIGHTS
   ------------------

The following terms and conditions supplement, and where in conflict, supersede the terms and conditions contained in the Master Agreement and any Schedule, but solely with respect to the Third Party Rights described below.

CSG may provide Customer with Products, Incorporated Third Party Software and Services subject to patent or copyright licenses that third parties, including Ronald A. Katz Technology Licensing, L.P., have granted to CSG (the "Third Party Licenses"). Customer acknowledges that Customer receives no express or implied license under the Third Party Licenses other than the right to use the Products, Incorporated Third Party Software and Services, as provided by CSG, in the cable system operator industry. Any modification of or addition to the Products, Incorporated Third Party Software or Services or combination with other software, hardware or services not made or provided by CSG is not licensed under the Third Party Rights, expressly or impliedly, and may subject Customer and any third party supplier or service provider to an infringement claim. Neither Customer nor any third party will have any express or implied rights under the Third Party Licenses with respect to (i) any software, hardware or services not provided by CSG or (ii) any product or service provided by Customer other than through the authorized use of the Products, Incorporated Third Party Software or Services as provided by CSG.

Agreed and accepted this 30th day of June, 1997, by:

CSG SYSTEMS, INC. ("CSG")  TVN ENTERTAINMENT CORPORATION ("Customer").

By: /s/ George F. Haddix            By: /s/ Arthur Fields
   ------------------------------      ---------------------------------------


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES